QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Bradley Operating Limited Partnership (the "Company") for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David G. Gaw, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: March 31, 2005	Bradley Operating Limited Partnership
	By:	Heritage-Austen Acquisition, Inc., its General Partner
	By:	/s/ DAVID G. GAW David G. Gaw Senior Vice President, Chief Financial Officer and Treasurer

QuickLinks

  Exhibit 32.2